FORM S. F. E.

TRANSFERS RESTRICTED - SEE LEGEND ON REVERSE

NUMBER XXXX

SHARES XXXXX



BNC BANCORP

INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA

NON-VOTING COMMON STOCK

This Certifies that SPECIMEN is the registered holder of XXXXXXXXXXXXXXXXXXXXXXXXX Shares

of the Capital Stock of BNC Bancorp, no par value per share.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______ day of ______________ A.D. 2012

Secretary

Chief Executive Officer

THE CORPORATION WILL FURNISH IN WRITING WITHOUT CHARGE TO EACH SHAREHOLDER OF THE CORPORATION WHO SO REQUESTS THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS OF SHARES OF THE CORPORATION AND THE VARIATIONS IN RI GHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES THEREOF. THE BOARD OF DIRECTORS OF THE CORPORATION HAS THE AUTHORITY TO DETERMINE THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS (INCLUDING ANY QUALIFICATIONS, CONDITIONS, OR RESTRICTIONS) APPLICABLE TO FUTURE CLASSES OF SHARES OF THE CORPORATION AND VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS FOR FUTURE SERIES OF SHARES WITHIN ANY CLASS OF THE CORPORATION'S SHARES.

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OFCOUN SEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT (PROVIDED THAT THE TRANSFEROR PROVIDES THE COMPANY WITH REASONABLE ASSURANCES (IN THE FORM OF SELLER AND BROKER REPRESENTATION LETTERS) THAT THE SECURITIES MAY BE SOLD PURSUANT TO SUCH RULE). NO REPRESENTATION IS MADE BY THE ISSUER AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THESE SECURITIES.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN COM	– as tenants in common	UNIF GIFT MIN ACT – .... Custodian .... (Minor)
TEN ENT	– as tenants by the entireties	under Uniform Gifts to Minors Act .... (State)
JT TEN	– as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT – .... Custodian .... (Minor)
		under .... (State) Uniform Transfer to Minors Act

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received, the undersigned hereby sells, assigns and transfers unto ____________

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____

____________ *Shares*

represented by the within Certificate, and hereby irrevocably constitutes and appoints ____________

____________ *Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.*

Dated, ____________

In presence of ____________

____

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.